CAVANAL HILL FUNDS

Supplement dated May 31, 2024

to the

Statement of Additional Information

dated December 28, 2023

On May 31, 2024, the Board of Trustees (the “Board”) of Cavanal Hill Funds (the “Trust”), including a majority of the independent trustees of the Trust, after review and consideration of her qualifications and compensation, appointed Diana Hanlin as the Chief Compliance Officer, Anti-Money Laundering Compliance Officer, Identity Theft Officer and Disaster Recovery Plan Business Operations Manager of the Trust. Ms. Hanlin replaces Ms. Amy Siefer in the foregoing positions, and all references to Ms. Siefer in the Trust’s Statement of Additional Information dated December 28, 2023, are hereby deleted in their entirety.

Ms. Hanlin’s appointment becomes effective on May 31, 2024. Ms. Hanlin was born in 1967. In the past five (5) years, Ms. Hanlin has served as a Senior Vice President of Compliance Support Services for Citi Fund Services and currently serves as Director of Compliance Support Services for Citi Fund Services. Ms. Hanlin oversees no portfolios in the Trust’s fund complex, and she holds no other directorships in the Trust.

For more information, please contact us at 1-800-762-7085.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.